UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
___________

Date of Report (Date of earliest event reported):
April 24, 2012 (April 18, 2012)
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MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Purchase and Sale Agreement

On April 18, 2012, Bakken Hunter, LLC, a Delaware limited liability company (“Bakken Hunter”), and a wholly-owned subsidiary of Magnum Hunter Resources Corporation (“Magnum Hunter”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with Baytex Energy USA Ltd. (“Baytex”), an affiliate of Baytex Energy Corporation. Pursuant to the Purchase Agreement, Bakken Hunter agreed to purchase all of Baytex’s non-operated working interest in oil and gas properties and wells located in Divide and Burke Counties, North Dakota, within an area subject to that certain Operating Agreement (the “Operating Agreement”) dated January 1, 2010, among Samson Resources Company (“Samson”), as operator, Baytex and Williston Hunter, Inc., a wholly-owned subsidiary of Magnum Hunter (“Williston Hunter”) (collectively, the “Assets”). The purchase price of the Assets is $311 million in cash, subject to adjustment for certain customary items, including revenues and expenses attributable to the Assets, as further described below, and certain title deficiencies and  environmental conditions.

Williston Hunter currently owns a non-operated 10% working interest in the properties to be acquired. Pursuant to the Operating Agreement, Samson, which owns the operated working interest in the properties, has the option, under an area of mutual interest provision, to participate in the acquisition of the Assets. Upon the acquisition of the Assets under the Purchase Agreement, and assuming Samson does not elect to participate in the acquisition, Magnum Hunter, through its subsidiaries, will own up to a 47.5% non-operated working interest in the properties.

The Purchase Agreement contains customary representations, warranties, covenants and indemnities by the parties, and the closing of the transactions contemplated by the Purchase Agreement is subject to the satisfaction of certain conditions.  Subject to the satisfaction of such closing conditions, the acquisition of the Assets is scheduled to close on May 22, 2012.

The Purchase Agreement provides that the effective date of the purchase of the Assets is March 1, 2012, and all proceeds and certain costs and expenses attributable to the Assets shall be apportioned between Baytex and Bakken Hunter according to such date.  Property expenses relating to the Assets, including capital expenditures for new wells, paid by Baytex that are attributable to the period after the effective date, and Baytex’s costs for assignments to it of properties pursuant to an election made by it after the effective date under the area of mutual interest provision in the Operating Agreement, which properties will become part of the Assets, shall be apportioned to Bakken Hunter.  Bakken Hunter is assuming  obligations accruing after the closing date under certain agreements relating to the Assets, and certain environmental liabilities, subject to the pre-closing environmental defect mechanism in the Purchase Agreement.  Bakken Hunter has deposited $10 million with an escrow agent as security for its obligation to close the acquisition.

Williston Hunter is a party to the Purchase Agreement for the sole purpose of guaranteeing Bakken Hunter’s indemnification obligations in the Purchase Agreement.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement. The Purchase Agreement is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Commitment Letter

On April 18, 2012, Magnum Hunter entered into a letter agreement pursuant to which Citigroup Global Markets Inc., Credit Suisse AG, BMO Capital Markets Corp, UBS Securities LLC, and Capital One National Association, severally committed, subject to the satisfaction of certain customary conditions (including the execution of mutually acceptable definitive documentation), to provide to Magnum Hunter a $450 million senior secured second lien term loan.  The proceeds of such loan would enable Magnum Hunter to fund the acquisition by Bakken Hunter of the Assets under the Purchase Agreement, to pay off an existing $100 million term loan facility, and to fund anticipated increased capital expenditures relating to the Assets.

Item 7.01  Regulation FD Disclosure.

On April 16, 2012, Magnum Hunter issued a press release announcing operational results for the first quarter of 2012.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1.

On April 18, 2012, Magnum Hunter issued a press release announcing that Bakken Hunter had entered into the Purchase Agreement with Baytex.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall each be deemed incorporated by reference into any registration statement or other filing of Magnum Hunter under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated as of April 17, 2012, by and between Baytex Energy USA Ltd. and Bakken Hunter, LLC*
99.1	Press Release, dated April 16, 2012
99.2	Press Release, dated April 18, 2012

*   Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: April 24, 2012	By:	/s/ Gary C. Evans
Name: Gary C. Evans
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Purchase and Sale Agreement, dated as of April 17, 2012, by and between Baytex Energy USA Ltd. and Bakken Hunter, LLC*
99.1	Press Release, dated April 16, 2012
99.2	Press Release, dated April 18, 2012

*   Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.